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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Lawrence Financial Holdings, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report), I, RobRoy Walters, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                              /s/ RobRoy Walters
                             -----------------------
                             Chief Financial Officer
                                 RobRoy Walters
                                 March 12, 2004